Exhibit 99.2

ACQUISITION OF CENTRE 1 BANCORP, INC. INVESTOR PRESENTATION July 18, 2025 TICKER: BFC (NASDAQ)

LEGAL DISCLOSURE Forward Looking Statements This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the merger with Centre 1 Bancorp, Inc. (“Centre”), the expected returns and other benefits of the merger to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the merger on Bank First Corporation’s (“Bank First”) capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the merger may not be realized or take longer than anticipated to be realized, (2) disruption from the merger with customers, suppliers, employee or other business partners, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the risk of successful integration of Centre’s business into Bank First, (5) the failure to obtain the necessary approval by the shareholders of Centre, (6) the amount of the costs, fees, expenses and charges related to the merger, (7) the ability of the parties to obtain required governmental approvals of the merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the merger, (9) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing of the merger, (10) the risk that the integration of Centre’s operations into the operations of Bank First will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Bank First’s issuance of additional shares of its common stock in the merger transaction, and (13) general competitive, economic, political and market conditions. Other relevant risk factors may be detailed from time to time in Bank First’s press releases and filings with the Securities and Exchange Commission (the “SEC”). Consequently, no forward-looking statement can be guaranteed. Neither Bank First nor Centre undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this presentation or any related documents, Bank First and Centre claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Additional Information about the Merger and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer or solicitation would be unlawful. In connection with the proposed merger, Bank First will file with the SEC a registration statement on Form S -4 that will include a proxy statement of Centre and a prospectus of Bank First, as well as other relevant documents concerning the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BANK FIRST, CENTRE AND THE PROPOSED MERGER. The proxy statement/prospectus will be sent to the shareholders of Centre seeking the required shareholder approval. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, when filed, as well as other documents filed with the SEC by Bank First through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by Bank First will also be available free of charge on the Investor Relations page of Bank First’s website at https://ir.bankfirst.com/financial-information/regulatory-filings/default.aspx, or by directing a written request to Bank First Corporation, P.O. Box 10, Manitowoc, Wisconsin 54221-0010, Attn: Kelly Dvorak. Bank First’s telephone number is (920) 652-3100. Participants in the Transaction Bank First, Centre and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Centre in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Bank First and its directors and officers may be found on Bank First’s Shareholder Services page at www.bankfirst.com and in BFC’s proxy statement filed with the SEC on April 25, 2025. 2

BUILDING A PREMIER MIDWEST FRANCHISE 3 1) Estimated tangible common equity at closing inclusive of purchase accounting marks and one-time merger expenses Note: Financial data as of June 30, 2025; Estimated financial impact is presented for illustrative purposes only; Branch count includes full-service brick and mortar branches Source: S&P Capital IQ Pro Pro Forma Entity $5.9bn Assets $4.6bn Loans $4.9bn Deposits ~$500mm Tangible Common Equity at Close¹ 44 Branches 0.75 yr. TBV Dilution Earnback 5.1% TBV Dilution 1.8% ’26E Pro Forma ROAA 10.5% CET1 Ratio at Close Transaction Impact ~34% ’26 EPS Accr. Centre (17) BFC (27)

4 Trust & Portfolio Management Branch Footprint Centre Financial Highlights ▪ The First National Bank and Trust Company (“FNBT”), Centre’s bank subsidiary, was founded in 1882 and is based in Beloit, Wisconsin ▪ Operates in southern Wisconsin and northern Illinois, with 17 full-service branches and continuous growth ▪ Diverse loan-base with 40% CRE and 26% 1-4 family¹ ▪ High financial stability and opportunity, with gross loans representing 76.9% of total deposits ▪ Prime low-cost deposit franchise with total deposits of $1.3B at a cost of 1.52% ▪ President & CEO Donald A. O’Day has over 35 years of banking experience and a variety of leadership roles OVERVIEW OF CENTRE 1 BANCORP, INC. $1.5bn Assets 2.76% NIM 11.56% CET1 Ratio¹ $1.0bn Loans 5.57% Yield on Loans 8.27% Leverage Ratio¹ $1.3bn Deposits 1.52% Cost of Deposits 25.0% NIB / Deposits¹ Company Description ▪ ~670 accounts with $772 million AUM ▪ Specializing in providing sound financial advice and trust, investment, and estate planning services to high-net-worth individuals ▪ Offers specialists who manage investments dynamically, adapting to evolving economic landscapes and personal financial needs over time 1) Bank-level call report data as of March 31, 2025 Note: Consolidated financials shown as of June 30, 2025; Trust & Portfolio Management data shown as of May 31, 2025 Source: S&P Capital IQ Pro, Company documents

5 • The acquisition of a successful community bank aligns with Bank First's ongoing growth strategy, moving Bank First’s Wisconsin deposit market share from #10 to #7 • This partnership merges two highly compatible franchises, both sharing a commitment to their communities and strong customer relationships • By expanding its southern Wisconsin presence and entering northern Illinois, Bank First is poised to unlock new avenues for growth and revenue streams TRANSACTION HIGHLIGHTS • Strong projected EPS accretion of 33.9% and 31.1% in 2026 and 2027, respectively • Manageable TBV dilution at closing with an estimated earn back of 0.75 year using the crossover method • Projected 20%+ internal rate of return exceeds internal targets • Provides excess core deposit liquidity to support Bank First’s earning asset generation capabilities • Well-aligned values with similar credit cultures • Completed comprehensive due diligence process • Identified, compelling (40%) cost savings opportunities • Experienced acquirer with a core competency in M&A integration Financially Attractive Strategically Compelling Low Risk Transaction

EXPANSION IN SOUTHERN WISCONSIN AND ENTRY TO NORTHERN ILLINOIS


Centre (17)
BFC (27)
Marshfield
WISCONSIN
Stevens Point
Wisconsin Rapids
Reedsburg
Madison
West Bend
Milwaukee
Racine
Kenosha
Waukegan
Freeport
Crystal Lake
Hoffman Estates
Evanston

Janesville-Beloit, WI				
				June 2024
Rank	Institution	Branch Count	Dep. ($M)	MKT Share (%)
1	Bank of Montreal	5	538	16.4
2	Centre 1 Bancorp, Inc.	7	472	14.4
3	Johnson Financial Group Inc. (WI)	2	439	13.4
4	Associated Banc-Corp (WI)	2	367	11.2
5	First Mid Bancshares (IL)	3	363	11.0
6	JPMorgan Chase & Co. (NY)	2	267	8.1
7	Milton Bancshares Inc. (WI)	2	176	5.3
8	First Community Bcshs Corp. (IA)	1	132	4.0
9	Lake Ridge Bancorp (WI)	2	128	3.9
10	Old National Bancorp (IN)	1	88	2.7
	Top 10 Institutions	27	2,970	90.3
	Total For Institutions In Market	37	3,290	100.0

Whitewater-Elkhorn, WI				
				June 2024
Rank	Institution	Branch Count	Dep. ($M)	MKT Share (%)
1	Wintrust Financial Corp. (IL)	5	412	18.1
2	Centre 1 Bancorp, Inc.	5	328	14.4
3	Associated Banc-Corp (WI)	3	278	12.2
4	Whitewater Bancorp Inc. (WI)	5	271	11.9
5	Bank of Montreal	2	230	10.1
6	JPMorgan Chase & Co. (NY)	2	225	9.9
7	U.S. Bancorp (MN)	3	224	9.8
8	Citizens Bank Holding Inc. (WI)	2	87	3.8
9	First American Bankshares Inc. (WI)	1	74	3.2
10	The PNC Finl Svcs Grp (PA)	1	48	2.1
	Top 10 Institutions	29	2,177	95.6
	Total For Institutions In Market	32	2,279	100.0

Note: Deposit market share data as of June 30, 2024; Branch count includes full-service brick and mortar branches
Source: S&P Capital IQ Pro

6

MRQ Pro Forma ¹ Yield on Loans: 5.67% Yield on Loans: 5.57% Yield on Loans: 5.66% Cost of Deposits: 1.80% Cost of Deposits: 1.52% Cost of Deposits: 1.75% Loan Composition Deposit Composition 26% 10% 35% 12% 8% 7% 3% 1-4 Multi CRE C&I C&D Farm + Ag. Cons. + Other 26% 6% 40% 12% 4% 9% 2% 26% 9% 36% 12% 7% 7% 3% 25% 23% 37% 11% 3% 27% 17% 39% 13% 4% 27% 15% 40% 13% 5% Nonint. Bearing Trans. MMDA + Savings Retail Jumbo 7 PRO FORMA LOAN & DEPOSIT MIX 1) Loan composition and balances exclude purchase accounting adjustments Note: Totals may not equal 100% due to rounding; Loan and deposit composition per regulatory data as of March 31, 2025; Total balances and yields/costs per Company documents as of June 30, 2025; Jumbo defined as CDs greater than $250k Source: S&P Capital IQ Pro, Company documents $3.6B $3.6B $1.0B $1.3B $4.6B $4.9B

TRANSACTION SUMMARY Buyer ▪ Bank First Corporation (“Bank First”) ▪ Manitowoc, WI ▪ Established 1894 Seller ▪ Centre 1 Bancorp, Inc. (“Centre”) ▪ Beloit, WI ▪ Established 1882 Consideration ▪ 100% Stock consideration ▪ 0.9200x Exchange ratio Transaction Value¹ ▪ $174.3 million in aggregate² ▪ $115.72 per share Valuation Multiples¹ ▪ 195% of Tangible Book Value ▪ 25.0x LTM Earnings ▪ 6.7x 2026 Estimated Earnings + 40% Cost Savings ▪ 7.7% Premium on core deposits³ ▪ Pay-to-Trade ratio of 70%⁴ Pro Forma Ownership & Board Representation ▪ 88% Bank First / 12% Centre ▪ Centre Chairman and CEO, Steve Eldred, expected to join the Bank First Board of Directors Expected Closing ▪ Q1 2026 8 1) Transaction value and valuation multiples are based on BFC’s closing share price of $125.78 as of July 17, 2025 and Centre’s June 30, 2025 financial data 2) Based on Centre’s common shares outstanding of 1,476,333, RSUs of 25,183 vested and converted to common shares at closing, and 15,000 options cashed out with merger consideration 3) Core deposits exclude all time deposits 4) Pay-to-Trade defined as the transaction TBV multiple divided by BFC’s standalone TBV multiple

9 FINANCIAL IMPACT Key Assumptions ▪ Cost savings of 40.0% of Centre’s expense base ($22.0 million fully-phased in) ▪ 75% phased-in during 2026, 100% thereafter ▪ $21.5 million in estimated pre-tax deal expenses, fully realized in pro forma tangible book value estimate at closing ▪ Loan credit mark of 1.48% estimated gross loans at closing, or $15.1 million (assumes no CECL “double-count”) ▪ Loan interest rate mark of 3.31% estimated gross loans at closing, or $33.8 million (accreted into earnings over 3.1 years SYD) ▪ Centre’s pre-tax loss on AFS securities of $32.4 million accreted through earnings over 3.8 years SYD ▪ $3.8 million net pre-tax write-down related to deposits and borrowings ▪ Core deposit intangible of 3.30%, amortized over 10 years SYD Projected EPS Accretion ▪ 33.9% in 2026 ▪ 31.1% in 2027 Projected TBV Impact ▪ TBV dilution of 5.1% at closing ▪ 0.75 year TBVPS dilution earnback (crossover method) Internal Rate of Return ▪ 20%+ IRR, above internal targets Expected Pro Forma Capital Levels at Closing ▪ 8.3% tangible common equity / tangible assets ▪ 8.7% leverage ratio

Note: Completion date shown for past acquisitions Source: S&P Capital IQ Pro 10 Total Assets ($B) DEMONSTRATED M&A EXPERIENCE Acquisition Hometown Bancorp February 2023 $654M Assets Acquisition Tomah Bancshares May 2020 $183M Assets Acquisition Denmark Bancshares August 2022 $681M Assets Acquisition Partnership Community Bancshares July 2019 $310M Assets Acquisition Centre 1 Bancorp Pending $1.5B Assets Acquisition Waupaca Bancorporation October 2017 $429M Assets

DRIVING EARNINGS PER SHARE GROWTH 11 1) BFC closed UFS sale on October 1, 2023 and recorded a $39 million pre-tax gain Note: 2025E and 2026E are median consensus analyst estimates as of July 8, 2025 Source: S&P Capital IQ Pro Earnings Per Share ($) 2026E EPS Accretion from Centre Acquisition of 33.9% or $2.57 per share

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